1997 Highlights

* Net asset value per share increased 18.2%
* Total net assets were up 24.8% to $17.8 million
* Dividend distribution of $2.89 was declared on December 31, 1997
* Volumetric has opened an internet web site: www.volumetric.com
* Automatic Investment Plans have been introduced



To Our Shareholders:

      We are pleased to introduce our new logo with the 1997 Annual Report. In September of 1998 we will celebrate our 20th birthday. Our new logo will commemorate our twentieth anniversary and carry us into the next millennium.

      Volumetric Fund's net asset value (NAV) gained 18.2% in 1997 and closed out the year at $20.30 per share, up $3.13. We achieved this despite a minor decline of 2.4% in the fourth quarter, that was due mostly to the turmoil in the Asian stock markets. This was the third year in a row that the Fund gained more than 15%. We are also pleased to announce that the Volumetric Index closed out 1997 at a year-end high of $121,987. This index measures the value of a $10,000 hypothetical investment in the Fund on January 1, 1979, with dividends reinvested. Our average annual return since 1979 was 14.7%, as compared to the NYSE Index that had a 13.0% average return in the same period. During 1997, the large-cap weighted NYSE Index advanced 30.1%. Since its inception Volumetric has outperformed the New York Stock Exchange Composite Index in 12 out of the past 19 years.

      As of December 31, the Fund had net assets of $17.8 million, up 25% in 1997, and a year-end record. Our portfolio consists of 58 stocks, representing 85.7% of net assets, and 14.3% in cash and equivalents.

FOURTH QUARTER PORTFOLIO CHANGES
      Our five best performing stocks at year-end were: Warner Lambert, up 182%, Mercantile Bancorp, up 133%, Navistar, up 118%, Tyco International, up 111% and Ecolab up 65%. Our average stock was up 27.8%. Our best pick in the fourth quarter was Pacific Scientific. Shortly after we bought this stock on November 24, it received a tender offer. By the end of the year this stock moved up 53%. Among our other stocks, Westinghouse was renamed CBS after its broadcasting arm. This stock has gained 35% since we bought it in June. Also, CUC International merged with HFS, now called Cendant. It is up 28% since our purchase in September.
      During  the  fourth quarter the following stocks were  added  to  our portfolio: Alza, America West Holdings, Ashland, Inc., Ballard Medical Products, Bandag, Browning-Ferris, Champion Enterprises, Cincinnati Bell, Dow Chemical, Fleet Financial, JP Morgan, Lancaster Colony, Litton Industries, Omnicare, Pacific Scientific, Questar, Sotheby's Holdings, Toro and Wachovia Bancorp.

      The following stocks were sold in the fourth quarter: Alcoa, Allied Signal, Anheuser-Busch, Aviall, Bergen Brunswig, Brunswick, Bethlehem Steel, Chock Full o' Nuts, Consolidated Cigar, Echlin, Federal Express, General Motors, Gtech Holdings, Harsco, Illinois Central, John Alden Financial, Louisiana Pacific, Mitel, Murphy Oil, Oceaneering, Pope & Talbot, Quaker State, Scientific Atlanta, Shopko, Standard Motor Products, Toys `R' Us, Texaco, Varian Associates, Whirlpool and Zale.

DIVIDENDS AND DISTRIBUTIONS
      On December 31, 1997, Volumetric Fund declared an annual distribution of $2.89 per share -- representing $2.02 long-term capital gains and $0.87 short-term capital gains -- to shareholders of record at December 31, 1997. Reinvesting shareholders received more Volumetric shares, about 1 share for each 6 shares they had on January 1, 1998. At the same time, our NAV was reduced by $2.89 per share, from $20.30 to the reinvestment price of $17.41, which was also our 1998 opening price.

GROWTH  AND PROTECTION
      Our two year old "Strength and Protection" system is continuing to perform very well. Our triple objectives, consistent growth with high strength stocks, downside protection and below average volatility, were successfully achieved in 1997.

      1) High strength. Volumetric's year-end portfolio contains strong, high momentum stocks. Out of our 58 stocks, 54 are within 15% of their 52-week record highs. We have 53 winning stocks and only 5 losers, none down more than 6.2%.

      2) Strong protection. We are very proud of our protection system. In the past two years there has been three corrections in the stock market:
July of 1996, April of 1997 and October of 1997. In each of these corrections at least three out of four of the major indices, Dow Jones, NASDAQ, S&P 500 and NYSE Index, dropped more than 10%. At none of these times did Volumetric's NAV drop more than 9.7% from its record high.

      3) Low volatility. We have described in previous reports the low volatility of Volumetric Fund. The results are now in for 1997. During the past year the Dow-Jones and the S&P 500 Index fluctuated more than 1% in 31% of all trading days. On the other hand, Volumetric's NAV fluctuated more than 1% only 13% of all trading days.

UPDATE AND OUTLOOK
      After a flat January the market has started to move higher in February. Our NAV has advanced 4.8% from the opening price of $17.41 to a 1998 record high of $18.24, as of February 10. This is equivalent to $127,811 by the Volumetric Index, a new all time high. Our volume indicator has turned bullish in late January. Consequently, we have reduced our cash from 14.3% to 5.8% since December 31.

      We are confident that our "Strength and Protection" system will provide us with continued good returns as we approach our twentieth anniversary. Also, low interest rates augur well for the stock market.

     Thank you for your trust.  Please call us, if you have any questions.

                            Sincerely,

February 10, 1998


               Gabriel  J. Gibs                   Irene J. Zawitkowski
               President                     Executive Vice President


THE  FOLLOWING  CHARTED INFORMATION WAS PRESENTED AS A LINE  GRAPH  IN  THE
ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUNDS AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

      (All dividends reinvested)

YEAR      VOLUMETRIC      NYSE INDEX

1978       $ 10,000       $ 10,000
1979       $ 11,630       $ 11,550
1980       $ 15,991       $ 14,456
1981       $ 18,712       $ 13,198
1982       $ 21,876       $ 15,046
1983       $ 26,321       $ 17,664
1984       $ 27,696       $ 17,894
1985       $ 36,524       $ 22,564
1986       $ 39,225       $ 25,723
1987       $ 38,637       $ 25,646
1988       $ 46,349       $ 28,954
1989       $ 53,743       $ 33,587
1990       $ 50,963       $ 31,068
1991       $ 68,902       $ 38,524
1992       $ 76,331       $ 40,334
1993       $ 77,839       $ 43,521
1994       $ 76,104       $ 42,128
1995       $ 89,336       $ 55,314
1996       $103,189       $ 71,160
1997       $121,987       $ 92,728

Average Annual Total Returns as of 12/31/97

1 Year    5 Years   10 Years  Since 1-1-79
10.23%    10.16%    12.74%     14.65%

PAST PERFORMANCE IS NOT PREDITIVE OF FUTURE PERFORMANCE


                           FINANCIAL HIGHLIGHTS
              (for a share outstanding throughout each year)

   Years ended December 31             1997    1996   1995    1994     1993

Net asset value, beginning of year    $18.38  $16.81 $14.33  $16.09   $16.48
Income from investment operations:
  Net investment income                (0.03)   0.03   0.03    0.03     0.02
  Net realized and unrealized
     gains and losses on securities     3.16   2.44    2.45    (0.36)   0.30
                                        ----   ----    ----    ------   ----
 Total from investment operations       3.13   2.47    2.48    (0.33)   0.32
                                        ----   ----    ----    ------   ----
Less distributions:
  Dividends from net investment income (0.35)  (0.06)   0.00   (0.03)  (0.08)
  Distributions from capital gains     (0.86)  (0.84)   0.00   (1.40)  (0.63)
                                       -----   -----   -----   -----   ------
Total distributions                    (1.21)  (0.90)   0.00   (1.43)  (0.71)
                                       ------  -----   -----   ------  ------
Net asset value, end of year          $20.30  $18.38  $16.81  $14.33   $16.09
                                      ======  =====   ======  ======   ======
Total return                          18.23%  15.52%  17.31%   -2.23%   2.00%
                                      ======  ======  ======   ======  ======
Ratios and Supplemental Data:
Net assets, end of period
   (in thousands)                    $17,832 $14,286 $12,489 $11,156  $11,765
Ratio of expenses to average
   net assets                          1.96%   1.99%   1.95%   1.99%   2.00%
Ratio of net inv. income to
   average net assets                 -0.17%  0.19%   0.21%    0.19%  0.12%
Portfolio turnover rate                 213%   154%    159%     150%   177%
Average commission rate per share*    $0.025  $0.028


  *Disclosure required for fiscal years beginning after Septmeber 1, 1995.

The accompanying notes are an integral part of these financial statements.


                           VOLUMETRIC FUND, INC.
                    STATEMENT OF ASSETS AND LIABLIITIES
                             December 31, 1997

COMMON STOCK 85.7%
SHARES           COMPANY               MARKET
       Aerospace/Defense: 4.3%
 2,900 General Dynamics                 251,575
 4,800 Litton Industries                276,000
 4,000 Precision Castparts              241,250
                                       --------
                                        768,825
                                       --------
       Air Transportation: 4.5%
 2,200 AMR                              282,700
14,000 America West Holdings*           260,750
10,500 Southwest Airlines               258,563
                                        -------
                                        802,013
                                        -------
       Autos/Auto Parts: 4.4%
 4,600 Bandag                           245,813
 6,000 Ford                             291,375
10,000 Navistar*                        248,125
                                        -------
                                        785,313
                                        -------
       Banking: 6.3%
 3,300 Fleet Financial                  247,913
 6,600 Mercantile Bancorp               405,900
 2,000 Morgan, JP                       225,750
 3,100 Wachovia Bancorp                 251,488
                                      ---------
                                      1,131,051
                                      ---------
       Building/Construction: 3.0%
11,600 Champion Enterprises*            238,525
11,000 Toll Brothers*                   294,250
                                        -------
                                        532,775
                                        -------
       Chemicals: 3.8%
 2,500 Dow Chemical                     253,750
 3,900 Ecolab                           216,206
 5,200 Goodrich, B.F.                   215,475
                                        -------
                                        685,431
                                        -------
       Communications: 2.4%
 4,400 Chris Craft*                     230,175
 5,200 Harte Hanks                      192,400
                                        -------
                                        422,575
                                        -------
       Computers: 3.3%
 4,000 Hewlett-Packard                  249,500
24,000 Unisys*                          333,000
                                        -------
                                        582,500
                                        -------
       Consumer Products: 1.0%
 3,200 Lancaster Colony                 180,400
                                        -------

       Drugs: 2.9%
 8,500 Alza Corp.                       270,406
 2,000 Warner-Lambert                   248,375
                                        -------
                                        518,781
                                        -------
       Electrical/Electronics: 4.9%
12,400 Baldor Electric                  268,925
15,000 Pacific Scientific               358,125
 6,500 Symbol Technology                245,375
                                        -------
                                        872,425
                                        -------
       Entertainment: 2.9%
 9,000 CBS                              264,938
 2,500 Disney, Walt                     247,500
                                        -------
                                        512,438
                                        -------
       Environmental Services: 1.4%
 6,800 Browning-Ferris                  251,600
                                        -------

       Financial Services: 2.4%
 7,400 Cendant Corp.*                   254,375
 3,500 Fiserv*                          171,938
                                        -------
                                        426,313
                                        -------
       Foods: 1.1%
13,000 Ben & Jerry's Homemade Inc.      201,500
                                        -------

       Forest Products: 1.4%
 7,400 Sonoco Products                  256,688
                                        -------

       Home Furnishings: 1.1%
 4,400 La-Z-Boy                         189,750
                                        -------

       Indices: 4.4%
 8,000 S&P 500 Depository Receipts      776,500
                                        -------

       Insurance: 1.2%
 6,300 Leucadia National                217,350
                                        -------

       Machinery: 3.9%
 4,500 Deere                            262,125
 2,700 GATX                             195,919
 5,600 Toro                             238,700
                                        -------
                                        696,744
                                        -------
       Medical: 5.9%
10,000 Ballard Medical Products         242,500
10,000 Bindley-Western                  308,750
 3,200 Cardinal Health                  240,400
 8,100 Omnicare                         251,100
                                      ---------
                                      1,042,750
                                      ---------
      Misc./Diversified: 5.2%
10,000 Ogden                            281,875
 9,000 Trimas                           309,375
 7,406 Tyco International               333,733
                                        -------
                                        924,983
                                        -------
       Oil/Oil Services: 1.5%
 5,000 Ashland, Inc.                    268,438
                                        -------

       Real Estate: 1.3%
 7,300 Excel Realty Trust               229,950
                                        -------

       Restaurants: 2.4%
 8,400 Cracker Barrel Old Country Store 280,350
20,400 TCBY                             154,275
                                        -------
                                        434,625
                                        -------
       Retail: 5.0%
 6,000 Home Depot                       353,250
13,400 Sotheby's Holdings               251,250
 7,500 Wal-Mart                         295,781
                                        -------
                                        900,281
                                        -------
       Trucking: 1.2%
 6,700 Ryder System                     219,425
                                        -------

       Utilitites:2.5%
 7,900 Cincinnati Bell                  244,900
 4,600 Questar Corp.                    205,275
                                        -------
                                        450,175
                                        -------

TOTAL COMMON STOCKS
 (Cost $12,509,430)                  15,281,599
                                     ----------
CASH EQUIVALENTS/RECEIVABLES
  LESS LIABLILITIES 14.3%
Cash                                    127,741
Chase Manhattan Premium Mrkt
  Rate Acct                           3,562,022
  Due from brokers                      346,666
Dividends and interest receivable        27,507
                                      ---------
TOTAL CASH EQUIVALENTS/RECEIVABLES    4,063,936
                                     ----------
TOTAL ASSETS                         19,345,535
Liabilities:due to brokers           (1,513,265)
                                     ----------
  NET ASSETS                         17,832,270
                                     ==========

Volumetric Fund Shares Outstanding      878,489
  NET ASSET VALUE PER SHARE              $20.30
                                       ========
Number of shareholders accounts        1,153
                                       --------

*Security is non-income producing.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATMENTS



                    VOLUMETRIC FUND, INC.
                   STATEMENT OF OPERATIONS
           For the Year Ended December 31, 1997

INVESTMENT
INCOME
    Dividends......................................   $ 219,302
    Interest.......................................      73,607
                                                       --------
        TOTAL INVESTMENT INCOME....................     292,909

EXPENSES
    Management fee (Note 2)........................     317,249
                                                       --------
    INVESTMENT INCOME - NET........................     (24,340)
                                                       --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments...............    2,578,673
    Unrealized appreciation of investments
        Beginning of year.............   $2,670,124
        End of year...................    2,772,169
                                         ----------
        Increase in unrealized appreciation.......      102,045
                                                       --------
NET GAIN ON INVESTMENTS...........................    2,680,718
                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  2,656,378
                                                     ==========


                    VOLUMETRIC FUND, INC.
             STATEMENT OF CHANGES IN NET ASSETS
                     For the Years Ended
                                                12/31/97     12/31/96
                                               ---------    ----------
CHANGES RESULTING FROM OPERATIONS
Investment income - net....................    $  (24,340)   $  25,374
Net realized gain on investments...........     2,578,673      867,188
Increase in unrealized appreciation........       102,045    1,032,607
                                               ----------    ---------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS.......................     2,656,378    1,925,169
                                               ----------    ---------
DISTRIBUTIONS TO SHAREHOLDERS: (NOTE 1d)
From net investment income.................      (272,106)     (44,589)
From net realized gain on investments......      (668,604)    (624,251)
                                                ----------   ----------
    TOTAL DISTRIBUTIONS....................      (940,710)     (668,840)
                                                ----------   -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
   Net increase from capital share
       transactions........................      1,830,018      541,494
                                                ----------    ---------
NET INCREASE IN ASSETS.....................      3,545,686    1,797,823
NET ASSETS:
   BEGINNING OF YEAR.......................     14,286,584   12,488,761
                                               -----------  -----------
   END OF YEAR.............................    $17,832,270  $14,286,584
                                               ===========  ===========


The accompanying notes are an integral part of these financial statements.


                           VOLUMETRIC FUND, INC.
                       NOTES TO FINANCIAL STATEMENTS
                   For the year ended December 31, 1997

      The Fund, incorporated on July 25, 1986, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.
1. Significant Accounting Policies
     a) Valuation of Securities: Each security is valued at the last reported sales price.
     b) Securities Transactions and Investment Income: Securities are recorded on a trade date basis. Realized gains and losses are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.
c) Federal Income Taxes: The Fund as a Regulated Investment Company complies with Subchapter M of the Internal Revenue Code and distributes to its shareholders all net taxable income.
d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements and accordingly, the statement of changes in net assets and financial highlight tables for 1997 contain 1996's distributions. Dividends are taxable to shareholders in the year earned by the Fund. During the two periods ending December 31, 1997, the Board of Directors declared the following distributions:

                                1997                 1996
        Record Date:       December 31, 1997    December 31, 1996
        Ex-Dividend Date:  January 2, 1998      January 2, 1997
        Payment Date:      January 9, 1998      January 6, 1997
        Dividend:          $ 2.89 per share     $ 1.21 per share

     e) Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported period. Actual results could differ from those estimates.

2. Management Fee
 The Fund's investment advisor is Volumetric Advisers, Inc. whose president and principal stockholder is also the President of the Fund.
 Pursuant to the advisory agreement, the Adviser manages the Fund, provides investment advice and performs as the Fund's transfer agent.

 The Fund's only expense is its advisory fee. All other expenses of the Fund including officers' salaries, professional fees, custodian fees, registration fees, marketing expenses, insurance, shareholder reports and proxy statements are paid by the Investment Adviser.

 As compensation for the above services, the Investment Adviser receives from the Fund a fee, payable monthly, at annual rate of 2% of the first $10 million of the Fund's average net assets, 1.9% of the next $15 million of average net assets, and thereafter declining incrementally to 1.5% on average net assets over $100 million.


3. Capital Share Transactions
    At December 31, 1997. there were 1,000,000 shares of $0.01 par value common stock authorized.


                              Year Ended                   Year Ended
                            December 31, 1997           December 31, 1996
                           SHARES      AMOUNT          SHARES     AMOUNT

Shares sold                126,373    $2,424,964       62,518   $1,040,539
Distributions reinvested    52,591       920,153       41,225   $  655,886
                           -------    ----------      -------   ----------
                           179,964     3,345,117      103,743    1,696,425

Shares redeemed            (78,922)   (1,515,099)     (69,452)  (1,154,931)
                           --------   -----------     --------  -----------
Net increase               101,042     1,830,018       34,291   $  541,494
                           ========   ===========     ========  ===========
4. Purchases and Sales of Securities
 For the year ended December 31, 1997, purchases and sales of securities aggregated $33,616,031 and $34,319,667 respectively. At December 31,
 1997, the cost of investments for Federal income tax purposes was $12,509,430. Accumulated net unrealized appreciation on investments was
 $2,772,169  consisting  of $2,802,914 and $(30,745) of   gross  unrealized
 appreciation and depreciation, respectively.
5. Composition of Net Assets
    At December 31, 1997 Net Assets consisted of:
    Common stock at par value............................... $      8,785
    Capital paid in (including reinvested dividends)........   13,437,693
    Net unrealized appreciation of securities...............    2,772,169
    Undistributed net investment income.....................            0
    Undistributed net realized gains........................    1,613,623
                                                              -----------
                                                              $17,832,270
                                                              ===========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Volumetric Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Volumetric Fund, Inc., including the schedule of investments in securities as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted this audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1997, by correspondence with the Fund's independent custodian and brokers. We believe that this audit provides a reasonable basis for our opinion.

      In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the years indicated therein, in conformity with generally accepted accounting principles.


                                         Feuer & Orlando, CPA's L.L.P.
New York, New York
February 9, 1998